Response to Time Warner Cable’s Presentation January 21, 2014 Filed by Charter Communications, Inc. (Commission File No. 001-33664) Pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934 as amended Subject Company: Time Warner Cable Inc. (Commission File No. 001-33335) Exhibit 99.2

2 Additional Information ADDITIONAL INFORMATION This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication relates to a business combination transaction with Time Warner Cable, Inc. (“TWC”) proposed by Charter Communications, Inc. (“Charter”), which may become the subject of a registration statement filed with the U.S. Securities and Exchange Commission (“SEC”). This material is not a substitute for the proxy statement/prospectus Charter would file with the SEC regarding the proposed transaction if a negotiated transaction is agreed or for any other document which Charter may file with the SEC and send to Charter’s or TWC’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CHARTER AND TWC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Charter through the web site maintained by the SEC at http://www.sec.gov. No tender or exchange offer for the shares of TWC has commenced at this time. In connection with the proposed transaction, Charter may file tender or exchange offer documents with the SEC. Any definitive tender or exchange offer documents will be mailed to stockholders of TWC. INVESTORS AND SECURITY HOLDERS OF TWC ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Charter through the web site maintained by the SEC at http://www.sec.gov. In connection with the proposed transaction, Charter may file a proxy statement with the SEC. Any definitive proxy statement will be mailed to stockholders of TWC. INVESTORS AND SECURITY HOLDERS OF TWC ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Charter through the web site maintained by the SEC at http://www.sec.gov.

3 Certain Information Regarding Participants / Forward Looking Statements CERTAIN INFORMATION REGARDING PARTICIPANTS Charter and certain of its respective directors and executive officers may be deemed to be participants in any solicitation with respect to the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Charter’s directors and executive officers in Charter’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 22, 2013, and its proxy statement for the 2013 Annual Meeting, which was filed with the SEC on March 21, 2013. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available. Forward-Looking Statements All statements included or incorporated by reference in this communication other than statements or characterizations of historic fact, are forward- looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates”, “expects”, “intends”, “plans”, “predicts”, “projects”, “believes”, “seeks”, “estimates”, “aims”, “on track”, “targets”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “may”, “will”, “should”, “would”, “could”, “potential”, “continue”, “ongoing”, “upside”, “increases”, similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition include: The ultimate outcome of any possible transaction between Charter and TWC including the possibility that Charter will not pursue a transaction with TWC; if a transaction between Charter and TWC were to occur, the ultimate outcome and results of integrating the operations of TWC and Charter, the ultimate outcome of Charter’s pricing and packaging and operating strategy applied to TWC and the ultimate ability to realize synergies at the levels currently expected; and the risk factors discussed in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. The forward-looking statements in this communication speak only as of the date of this presentation. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

4 Recent Developments  On January 13, 2014, Charter presented its history of proposals directly to shareholders because Time Warner Cable (“TWC”) management and Board has failed to meaningfully engage on a combination of Charter and TWC  On January 14, in a presentation and conference call, Charter outlined its operating strategy, the merits of the combination for shareholders of both companies and the industry at large, and the related financial analysis of the value creation for shareholders in a combination  On January 13, TWC quickly posted a response to Charter’s proposal and on January 15 released several valuation slides, that exclude adjustments for growth or taxes and distort multiples of precedent transactions – the following pages outline those differences  On January 17, TWC announced that it will outline its operating plans on January 30 – 16 days after Charter publicly outlined its strategy for the combination. We believe the slow response should at best concern shareholders as to what if any strategy exists today, and could reflect yet another delay tactic for a consensual deal.  Charter is in contact with TWC shareholders. Our next steps will be determined by the level of support shareholders demonstrate for this combination at a price that benefits both set of shareholders, and recognizes the substantial ownership retained by TWC shareholders in the proposed combination.  The goal should be to complete a merger agreement now, which creates value for the shareholders of both companies relative to the status quo  TWC’s value to Charter is declining, driven by continued customer relationship and triple play subscriber losses and financing costs from further delays  Contrasted by Charter’s subscriber and financial performance that is expected to continue to improve, with accelerating growth in 2014

5 TWC’s Analysis of Charter’s Proposal Ignores Growth, Tax, and Continued Upside Public market investors and buyers alike ascribe higher multiples for higher growth  Time Warner Cable’s 2-year forward EBITDA CAGR of 3% (1) is approximately one-third of average growth of US cable precedent transactions  TWC’s residential revenue growth of 0.7% (incl. rate increases) in Q3 2013 is ~15% of both Charter and Comcast Cable  ~831K video subscriber losses in 2013, declining triple play and phone customers and lower Internet growth puts downward pressure on value Growth Matters Public market investors and buyers adjust for the value of tax assets when valuing companies  All recent precedent transactions benefited from significant tax assets to the buyer, and taxable sale for investors  Charter proposal is a premium to the average of all US cable precedents in last 5 years, on a tax-adjusted basis  In the Charter-TWC combination:  No tax step-up value created for NewCo  TWC shareholders receive 45% of Charter $10.3B of basis, 45% of Charter $7.8B loss carryforwards (2)  And TWC shareholders receive tax-free exchange of shares in NewCo  While we have not shown adjustments for the value of tax benefits Charter brings in a combination, in any all-cash, 100% taxable transaction, buyers and sellers have different views on multiples based on tax adjustments, as TWC itself has pointed out:  “But after you take into account the NOLs that we can utilize, which have an NPV of roughly $300 million, and take into account the $100 million or so of cash flow synergies that we can generate, we are talking about effective multiples that are actually favorable…And that is why we proceeded with the transaction.” – Rob Marcus, 9/21/2011 when speaking of TWC Insight acquisition Tax Assets Matter TWC management / Board may look at the Charter proposal as a full exit, but it is not a sale for TWC shareholders  Unlike all recent precedent transactions, TWC shareholders receive ~45% continued ownership in NewCo  Sharing in value of faster growth Charter today, turnaround of TWC performance and growth, operating cost synergies, and acceleration of Charter’s tax assets which when included, increases the effective multiple  Charter’s January 14, 2014 presentation outlines these value components, and shareholders can assess the real value per share and multiple of Charter’s proposal Combination vs. Full Sale The only real question is whether TWC shareholders prefer 86% of the undisturbed price in cash and 45% of NewCo, or the risk of a return to undisturbed valuation trends with a decelerating performance (1) Wall Street consensus (2) As of September 30, 2013, including Bresnan assets

TWC's Precedent Transactions Ignore the Value of Growth and Tax Savings

($bn)	Bresnan / CVC	Mediacom / Take Private	Insight / TWC[1]	Wave / Oak Hill[2]	Atlantic / Cogeco	Suddenlink / BC/CPPIB[3]	Bresnan / CHTR	CHTR / Liberty	Average[6]	TWC / CHTR[7]	
Date:	6/14/2010	11/15/2010	8/14/2011	6/1/2012	7/18/2012	7/18/2012	2/7/2013	3/19/2013			
"Precedent Forward EBITDA Multiple" in 1/15/14 TWC Presentation	8.2x	N/A	8.4x	8.0x	8.3x	8.3x	8.0x	8.6x	8.3x		
Gross Forward EBITDA Multiple Calculated by Charter	7.6x	7.0x	7.3x	7.4x	8.3x	8.0x	8.0x	8.4x	7.7x	7.6x	
Less: PV of Tax Assets	(2.2x)	(0.5x)	(0.7x)	(0.7x)	(0.5x)	(0.8x)	(1.1x)	(1.1x)[4]	(1.0x)	(0.2x)	
Tax Adj. Forward EBITDA Multiple	5.4x	6.5x	6.5x	6.6x	7.8x	7.2x	6.8x	7.3x	6.8x	7.3x	Tax Assets Matter
2-Year Proj. EBITDA CAGR	12%	2%	11%	11%	N/A	9%	14%	6%[5]	9%	3%	
Tax Adj. 2-Year Forward EBITDA Multiple	5.0x	6.3x	6.1x	6.1x	N/A	6.6x	5.8x	6.8x	6.1x	7.0x	Growth Matters
Retained Target Ownership	0%	0%	0%	0%	0%	0%	0%	NM	0%	45%	Continued Upside Matters

(1) Multiple in TWC's presentation represents LTM EBITDA while Insight was projected to grow substantially; Multiple calculated by Charter represents forward multiple
(2) Conservatively assumes PV of tax assets equal to 10% of Gross Enterprise Value ("EV"); 2-year projected EBITDA CAGR represents FY 2011 to FY 2013
(3) Conservatively assumes PV of tax assets equal to 10% of Gross EV and 2-year projected EBITDA CAGR of 9.0%
(4) $3.3B PV of tax assets at time of announcement, per Citi research 3/8/13
(5) Represents 2-year projected EBITDA CAGR per Wall Street at time of announcement. Current consensus 2-year forward EBITDA CAGR of 9%.
(6) Average tax adjusted forward multiple of 6.5x in Charter's prior presentation was based on CVC/Bresnan, Mediacom, Insight, Suddenlink, and CHTR/Bresnan transactions
(7) Based on $132.50 illustrative value

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